STOCK SUBSCRIPTION OFFER

                          MILK BOTTLE CARDS INC.

TO:  BOARD OF DIRECTORS:

        1. Subscription:  ____________________________ (the "Undersigned"),
whose address is ________________________________________________________,
hereby offers to subscribe for __________________________________________
(__________) Shares (the "Shares") of Milk Bottle Cards Inc., a Nevada corporation ("the Company"), whose address is 127 East 18th Ave., Vancouver, British Columbia, Canada, V5V 1E4. The par value of the Common Stock is $.001. The Undersigned agrees to pay $.025 per Share, for an aggregate purchase price of ____________________________________ ($__________), payable in full at the time of subscription.

In connection with this investment in the Company, the undersigned hereby represents and warrants as follows:

I am a resident of the State of ___________or am _____ a non-US resident.


Please register the Shares, which I am purchasing in the following name(s):

____________________________________________________________________________

As (check one):

  __Individual          __Tenants in Common       __Existing Partnership
  __Joint Tenants       __Corporation             __Trust
  __Minor with adult custodian under
    the Uniform Gift to Minors Act                __IRA

For the person(s) who will be registered shareholder(s):

________________________________     ________________________________
Signature of Subscriber                   Residence Address

________________________________      ________________________________
Name of Subscriber (Printed)                City or Town

________________________________      _______________________________
Signature of Co-Subscriber State             Zip Code

________________________________     ________________________________
Name of Co-Subscriber (Printed)             Telephone

________________________________     ________________________________
Subscriber Tax I.D. or                  Co-Subscriber Tax I.D. or
Social Security Number                   Social Security Number


ACCEPTED BY:

MILK BOTTLE CARDS INC.

By: _____________________________
            Officer


Date: ___________________________